SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        June 30, 2003


                       Ridgestone Financial Services, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       0-27984                     39-1797151
   ---------                       -------                     ----------
(State or other              (Commission File                 (IRS Employer
jurisdiction of                   Number)                  Identification No.)
incorporation)


              13925 West North Avenue, Brookfield, Wisconsin 53005
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 789-1011
                         -------------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits. The following exhibit is being furnished herewith:

                (99) Press Release, dated June 30, 2003.


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

Item 9.           Regulation FD Disclosure.
------            ------------------------

     On June 30, 2003, Ridgestone Financial Services, Inc. issued a press release announcing the completion of the sale of $1.5 million of trust preferred securities of Ridgestone Capital Trust I. A copy of the press release is attached herewith as Exhibit 99.



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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RIDGESTONE FINANCIAL SERVICES, INC.



Dated:     June 30, 2003           By: /s/ Paul E. Menzel
                                       --------------------------------
                                       Paul E. Menzel
                                       Chairman of the Board, President
                                       and Chief Executive Officer



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


                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number        Description
------        -----------

(99)          Press Release, dated June 30, 2003.


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